UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 17, 2014
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Microwave Filter Company, Inc.
(Exact Name of Registrant as Specified in Charter)

New York	0-10976	16-0928443
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(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6743 Kinne Street, East Syracuse, New York	13057
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(Address of Principal Executive Offices)	(Zip Code)

(315) 438-4700
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Registrant's telephone number, including area code

Not applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of thefollowing provisions (See General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant

On November 12, 2014, the Audit Committee of the Board of Directors of Microwave Filter Company, Inc. engaged the services of Dannible & McKee, LLP as its new independent accountants to audit its financial statements for the fiscal year ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microwave Filter Company, Inc.
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(Registrant)

Dated: November 17, 2014	By: /s/ Richard L. Jones
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Richard L. Jones
Chief Financial Officer

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